Exhibit 99.1

FOR IMMEDIATE RELEASE Contact: Lillian D. Etzkorn, CFO Phone: (574) 535-1125 E Mail: LCII@lci1.com

LCI INDUSTRIES ANNOUNCES PRICING OF OFFERING OF $400

MILLION AGGREGATE PRINCIPAL AMOUNT OF 3.00%

CONVERTIBLE SENIOR NOTES

ELKHART, Ind. – March 11, 2025—LCI Industries (NYSE: LCII) (the “Company”), a leading supplier of engineered components to the recreation and transportation markets, priced $400.0 million in aggregate principal amount of 3.00% convertible senior notes due 2030 (the “Notes”) in a previously announced private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Offering, the Company has granted the initial purchasers of the Notes an option to purchase, within a 13-day period from and including the date on which the Notes are first issued, up to an additional $60.0 million in aggregate principal amount of Notes (the “Option”). The sale of the Notes is expected to close on March 14, 2025, subject to customary closing conditions.

The Notes will be general unsecured, senior obligations of the Company and will bear interest at a rate of 3.00% per year, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2025. The Notes will mature on March 1, 2030, unless earlier converted, redeemed or repurchased in accordance with their terms prior to such date. Prior to the close of business on the business day immediately preceding November 1, 2029, noteholders may convert their Notes at their option only upon the satisfaction of certain conditions and during certain periods. On or after November 1, 2029 until the close of business on the second scheduled trading day immediately preceding the maturity date, noteholders may convert all or any portion of their Notes at any time.

The Company will settle conversions by paying cash up to the aggregate principal amount of the Notes to be converted and paying or delivering, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Notes being converted, based on the then applicable conversion rate. Noteholders will have the right to require the Company to repurchase for cash all or any portion of their Notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain fundamental changes.

The conversion rate will initially be 8.5745 shares of the Company’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $116.62 per share of the Company’s common stock). The initial conversion price of the Notes represents a premium of approximately 27.5% over the $91.47 per share closing price of the Company’s common stock on the New York Stock Exchange (“NYSE”) on March 11, 2025. The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date or if the Company delivers a notice of optional redemption or a notice of cleanup redemption, the Company will, in certain circumstances, increase the conversion rate for a noteholder who elects to convert its Notes in connection with such a corporate event or to convert its Notes called (or deemed called) for “optional redemption” or called for “cleanup redemption” (as each such term is defined in the indenture that will govern the Notes), as the case may be.

The Company estimates that the net proceeds from the Offering will be approximately $388.5 million (or approximately $447.0 million if the initial purchasers exercise the Option in full), after deducting the initial purchasers’ discount and the Company’s estimated Offering expenses. The Company intends to use approximately $34.8 million of the net proceeds from the Offering to fund the cost of entering into the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to the Company from the sale of the warrants under the warrant transactions described below). The Company also expects to use the remaining net proceeds from the Offering, together with cash on hand (if necessary), to repurchase (i) $368.0 million aggregate principal amount of its outstanding 1.125% convertible senior notes due 2026 (the “2026 Notes”) for approximately $370.3 million in cash and (ii) approximately 0.3 million shares of the Company’s common stock for approximately $28.3 million in cash, in each case, as described below. If the initial purchasers exercise the Option, then the Company expects to use a portion of the net proceeds from the sale of the additional Notes to fund the cost of entering into additional convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company from the sale of the warrants under the additional warrant transactions). The Company expects to use the remaining net proceeds for general corporate purposes.

Concurrently with the pricing of the Notes in the Offering, the Company entered into separate and individually negotiated transactions with certain noteholders of the 2026 Notes to repurchase for approximately $370.3 million in cash, $368.0 million aggregate principal amount of its 2026 Notes, on terms individually negotiated with each such noteholder of the 2026 Notes with or through one of the initial purchasers and/or its affiliate. Holders of the 2026 Notes that are repurchased as described above may enter into or unwind various derivatives with respect to the Company’s common stock (including entering into derivatives with one or more of the initial purchasers in this offering or their respective affiliates) and/or purchase or sell shares of the Company’s common stock, which in the case of the 2026 Note repurchases, are expected to occur concurrently with or shortly after the pricing of the Notes.

In connection with the issuance of the 2026 Notes, the Company entered into convertible note hedge transactions (the “Existing Convertible Note Hedge Transactions”) and warrant transactions (the “Existing Warrant Transactions,” and, together with the Existing Convertible Note Hedge Transactions, the “Existing Call Spread Transactions”) with certain financial institutions (the “Existing Option Counterparties”). In connection with the Company’s repurchases of its 2026 Notes, the Company entered into agreements with the Existing Option Counterparties to unwind a portion of: (i) the Existing Convertible Note Hedge Transactions in a notional amount corresponding to the principal amount of 2026 Notes repurchased and (ii) the Existing Warrant Transactions with respect to a number of shares of the Company’s common stock equal to the notional shares underlying the 2026 Notes repurchased. In connection with such terminations and the related unwinding of the existing hedge position of the Existing Option Counterparties, such Existing Option Counterparties and/or their respective affiliates may sell shares of the Company’s common stock in secondary market transactions and/or unwind various derivative transactions with respect to the Company’s common stock, which may have occurred concurrently with, or may occur shortly after, the pricing of the Notes. Repurchases of the 2026 Notes and any unwind of the Existing Call Spread Transactions described above, and the potential related market activities by noteholders of the Company’s 2026 Notes that are repurchased by the Company and the Existing Option Counterparties, as applicable, could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of the Company’s common stock, which may affect the trading price of the Notes at that time and, to the extent effected concurrently with the pricing of the Notes, the initial conversion price of the Notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have, or may have had, on the price of the Notes or the Company’s common stock.

In connection with the pricing of the Notes, the Company entered into privately negotiated convertible note hedge transactions with one or more of the initial purchasers or affiliates thereof (the “Option Counterparties”). These transactions will cover, subject to customary anti-dilution adjustments, the number of shares of the Company’s common stock that will initially underlie the Notes, and are expected generally to reduce the potential equity dilution, and/or offset any cash payments the Company is required to make in excess of the principal amount due, as the case may be, upon conversion of the Notes.

The Company also entered into separate, privately negotiated warrant transactions with the Option Counterparties at a higher strike price relating to the same number of shares of the Company’s common stock, subject to customary anti-dilution adjustments, pursuant to which the Company will sell warrants to the Option Counterparties. The warrants could have a dilutive effect on the Company’s outstanding common stock and the Company’s earnings per share to the extent that the market price per share of the Company’s common stock exceeds the applicable strike price of those warrants. The strike price of the warrants will initially be $182.94 per share, which represents a premium of 100% over the per share closing price of the Company’s common stock on the NYSE on March 11, 2025, and is subject to certain adjustments under the terms of the warrant transactions.

If the initial purchasers exercise the Option, the Company expects to enter into additional convertible note hedge transactions and additional warrant transactions with the Option Counterparties, which will initially cover the number of shares of the Company’s common stock that will initially underlie the additional Notes sold to the initial purchasers.

The Company has been advised that in connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the Option Counterparties and/or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes. This activity could have the effect of increasing (or reducing the size of any decrease in) the market price of the Company’s common stock and/or the Notes at that time. The Option Counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and the Option Counterparties and/or their respective affiliates are likely to do so in connection with any conversion of the Notes or redemption or repurchase of the Notes).

The potential effect, if any, of these transactions and activities on the market price of the Company’s common stock or the Notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of the Company’s common stock, which could affect the ability of noteholders to convert the Notes, the value of the Notes and the amount of cash and the number of and value of the shares of the Company’s common stock, if any, noteholders would receive upon conversion of the Notes.

In addition, the Company entered into transactions to repurchase approximately 0.3 million shares of the Company’s common stock for approximately $28.3 million in cash in privately negotiated transactions effected with or through one of the initial purchasers and/or its affiliate concurrently with the pricing of the Offering, at a purchase price per share of the Company’s common stock equal to the closing price per share of the Company’s common stock on the NYSE on March 11, 2025, which was $91.47. These share repurchases could increase, or reduce the size of any decrease in, the market price of the Company’s common stock or the Notes, resulting in a higher effective conversion price for the Notes.

This press release is not an offer to repurchase the 2026 Notes or any shares of the Company’s common stock and the Offering of the Notes is not contingent upon the 2026 Notes repurchases or the share repurchases described above.

The offer and sale of the Notes and the shares of the Company’s common stock, if any, issuable upon conversion of the Notes have not been registered under the Securities Act or any state securities laws, and the Notes and such shares may not be offered or sold absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification thereof under the securities laws of such jurisdiction. Any offers of the Notes will be made only by means of a private offering memorandum. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the applicable private offering memorandum.

About LCI Industries

LCI Industries (NYSE: LCII), through its Lippert subsidiary, is a global leader in supplying engineered components to the outdoor recreation and transportation markets. We believe our innovative culture, advanced manufacturing capabilities, and dedication to enhancing the customer experience have established Lippert as a reliable partner for both OEM and aftermarket customers.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act, and include statements concerning the closing of the Offering, the convertible note hedge transactions and warrant transactions entered into in connection with the Offering, the 2026 Notes repurchases, the unwinding of a portion of the Existing Call Spread Transactions, the repurchase of shares of the Company’s common stock, the completion, timing and size of the proposed transactions and the anticipated use of proceeds thereof.

A number of factors could cause actual results to differ materially from these statements, including, risks relating to the Offering, general economic uncertainty in key markets, the impacts of future pandemics, geopolitical tensions, armed conflicts, or natural disasters on the global economy and on the Company’s customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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